UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2026

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 26, 2026 (the “Closing Date”), AstroNova, Inc. (the “Company”), completed its previously announced merger (the “Merger”) with Orion Merger Parent, Inc., a Delaware corporation (“Parent”), and Orion MergerCo X, Inc., a Rhode Island corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of June 16, 2026 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. Parent and Merger Sub are affiliates of investment funds managed by Arcline Investment Management LP (“Arcline”).

Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”). The Merger became effective upon the issuance of a certificate of merger by the Rhode Island Secretary of State following the filing of Articles of Merger in accordance with the Rhode Island Business Corporation Act (the “RIBCA”) (the time at which the Merger became effective, the “Effective Time”).

The following is a summary description of the Merger and certain related transactions and events. This summary is not intended to be complete. The Merger Agreement and other documents described in this Current Report on Form 8-K are filed or furnished as exhibits hereto and are incorporated herein by reference. The following description is qualified in its entirety by reference to the full text of such documents.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Merger, on the Closing Date, all outstanding obligations under the Amended and Restated Credit Agreement, dated as of July 30, 2020 (as amended from time to time, the “Credit Agreement”), by and among the Company, certain subsidiaries of the Company party thereto from time to time, and Bank of America, N.A., as lender, were repaid in full and the Credit Agreement was terminated. In connection with such termination, all liens and guarantees granted or made in connection with the Credit Agreement were released.

The foregoing description of the termination of the Credit Agreement is qualified in its entirety by reference to the full text of (i) the Credit Agreement, (ii) the Amended and Restated Security and Pledge Agreement, dated as of July 30, 2020, by and between the Company and Bank of America, N.A., and (iii) the Open-End Mortgage Deed to Secure Present and Future Loans under Chapter 25 of Title 34 of the Rhode Island General Laws, Assignment of Leases and Restated, Security Agreement and Fixture Filing, dated as of July 30, 2020, by and between the Company and Bank of America, N.A. (as amended from time to time), each of which was previously filed with the Securities and Exchange Commission (the “SEC”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 1.02, 3.01, 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, the Company completed the Merger. At the Effective Time, each share of common stock, par value $0.05 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by Parent or the Company as treasury stock or otherwise, or by their respective direct or indirect wholly owned subsidiaries (“Cancelled Shares”)) was converted into the right to receive $29.00 per share in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”). Cancelled Shares were cancelled and retired without any consideration.

Treatment of Equity Awards. At the Effective Time, the outstanding equity awards of the Company were treated as follows:

•

Company Stock Options. Each option to acquire shares of Company Common Stock (each, a “Company Stock Option”) (whether vested or unvested) was fully vested, cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Common Stock subject to such option and (ii) the excess, if any, of $29.00 over the applicable exercise price, less applicable withholding taxes. Each Company Stock Option with an exercise price equal to or greater than $29.00 was cancelled for no consideration.

•

Company RSUs. Each Company restricted stock unit that vests solely based on continued service was fully vested, cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Common Stock subject to such restricted stock unit and (ii) $29.00, less applicable withholding taxes.

•

Company PSUs. Each Company performance-based restricted stock unit that was outstanding and earned was fully vested, cancelled and converted into the right to an amount in cash, without interest, equal to the product of (i) the number of shares of Common Stock determined to be earned and vested and (ii) $29.00, less applicable withholding taxes.

•

Company RSAs. Each Company restricted stock award covering shares of Company Common Stock (including those under the Non-Employee Director Annual Compensation Program) was fully vested (free of all restrictions), cancelled and converted into the right to receive $29.00 per underlying share of Common Stock, less applicable withholding taxes.

•

Company SSPAs. Each stock-settled performance award outstanding under the Long-Term Incentive Program (each, a “Company SSPA”) was cancelled and converted into the right to receive an amount in cash, without interest, determined by the Human Capital and Compensation Committee of the Board of Directors in accordance with the terms of the Company SSPAs.

Payment Mechanics. Parent designated Computershare Trust Company, N.A. as paying agent (the “Paying Agent”). As promptly as practicable after the Effective Time, and in any event within three (3) business days, the Paying Agent will mail to each holder of record of Common Stock immediately prior to the Effective Time a letter of transmittal and instructions for surrendering certificates (or book-entry shares) in exchange for the Merger Consideration. No interest will be paid or will accrue on the Merger Consideration. Any funds remaining unclaimed by former stockholders twelve (12) months after the Effective Time will be returned to the Surviving Corporation, upon demand, and former stockholders may thereafter look only to the Surviving Corporation for payment.

No Appraisal Rights. Under the RIBCA, holders of Common Stock are not entitled to dissenters’ or appraisal rights in connection with the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, on the Closing Date, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the closing of the Merger and requested that Nasdaq (i) suspend trading of the Common Stock on the Nasdaq Global Market and (ii) file a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) with the SEC to delist the Common Stock from the Nasdaq Global Market and to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of the Common Stock on the Nasdaq Global Market will be suspended after the close of trading on August 26, 2026.

The Company intends to file with the SEC a Form 15 (Certification and Notice of Termination of Registration under Section 12(g) of the Exchange Act or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Exchange Act) requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of Common Stock ceased to have any rights as stockholders of the Company (other than the right to receive the Merger Consideration), the Common Stock was delisted from the Nasdaq Global Market, and the registration of the Common Stock under the Exchange Act is in the process of being terminated as described in Item 3.01 above.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, a change in control of the Company occurred as a result of the consummation of the Merger. As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

The total amount of the consideration paid in connection with the change in control was approximately $241.9 million in the aggregate, based on approximately 8,406,925 shares of Common Stock outstanding immediately prior to the Effective Time (including shares underlying equity awards that were cancelled and converted into the right to receive cash as described in Item 2.01 above), at a price of $29.00 per share.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Departure of Directors. In connection with the Merger and at the written request of Parent, Darius Nevin, Jorik Ittmann, Shawn Kravetz, Alexis Michas, Mitchell Quain, Yvonne Schlaeppi and Richard Warzala resigned from the Company’s Board of Directors, with such resignations effective immediately prior to the Effective Time.

Appointment of Directors and Officers. In connection with the consummation of the Merger and immediately following the Effective Time, Parent and the Surviving Corporation caused Thomas W. Carll and Padraig Finn to be elected as the directors of the Surviving Corporation and certain of the officers of the Company to be appointed as the officers of the Surviving Corporation, such that the directors and officers of the Surviving Corporation are as follows:

Directors: Thomas W. Carll and Padraig Finn

Officers: Jorik Ittmann, President and Chief Executive Officer; Thomas W. Carll, Senior Vice President, Aerospace; Thomas D. DeByle, Vice President, Chief Financial Officer and Treasurer; Padraig Finn, Senior Vice President, Product Identification; and Michael J. Natalizia, Vice President, Technology & Strategic Alliances and Chief Technology Officer

Indemnification of Former Directors and Officers. Pursuant to the Merger Agreement, the Surviving Corporation is obligated to maintain, for a period of six (6) years following the Effective Time, all rights to indemnification and exculpation from liability existing in favor of former directors and officers of the Company. In addition, Parent has caused the Company to obtain, prior to the Effective Time, a six-year prepaid “tail” directors’ and officers’ liability insurance policy.

Termination of 2018 Equity Incentive Plan. Effective as of the Effective Time, the Corporation’s 2018 Equity Incentive Plan (as amended to date, the “2018 Plan”) was terminated. From and after the Effective Time, outstanding awards issued under the 2018 Plan will solely represent the right to receive cash as described in Item 2.01 above.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, in accordance with the Merger Agreement, the articles of incorporation of the Surviving Corporation were amended and restated so as to read in their entirety as set forth in Exhibit A to the Merger Agreement. A copy of the Amended and Restated Articles of Incorporation of the Surviving Corporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation, except that references to Merger Sub’s name were replaced with references to the Surviving Corporation’s name. A copy of the Amended and Restated Bylaws of the Surviving Corporation is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 26, 2026, the Company and Parent issued a joint press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 16, 2026, by and among AstroNova, Inc., Orion Merger Parent, Inc. and Orion MergerCo X, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2026).

3.1	Restated Articles of Incorporation of the Surviving Corporation.

3.2	Amended and Restated Bylaws of the Surviving Corporation.

99.1	Press Release, dated August 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the SEC upon request copies of any omitted schedules and exhibits; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: August 26, 2026	By: /s/ Thomas D. DeByle
Thomas D. DeByle
Vice President, Chief Financial Officer and Treasurer